UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lincoln Variable Insurance Products Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY CARD	BARON CAPITAL FUNDS TRUST	PROXY CARD
SPECIAL MEETING OF SHAREHOLDERS OF BARON CAPITAL ASSET FUND
TO BE HELD MAY 23, 2007

This Proxy is Solicited on Behalf of the Board of Trustees of Baron Capital Funds Trust.

The undersigned hereby appoints Ronald Baron and Linda Martinson, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Baron Capital Asset Fund (the “Fund”) which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of Baron Capital Funds Trust, 767 Fifth Avenue, New York, New York 10153 on May 23, 2007, at 9:00 a.m. eastern time, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus and hereby instructs said attorneys and proxies to vote said shares as indicated below with respect to the matters referred to in said Proxy Statement/Prospectus and, in their discretion, upon such other business as may properly come before the Special Meeting. Either of the proxies present and acting at the Special Meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE INTERNET: https://vote.proxy- direct.com
VOTE VIA THE TELEPHONE: 1-866-235-4258

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

Signature
Signature (if held jointly)
Date	,2007 BAR 17575

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-235-4258 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote (or, as the case may be, provide instructions on how to vote) in person.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of assets and the assumption of liabilities of the Fund by the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust, in exchange for shares of the LVIP Baron Growth Opportunities Fund. The Agreement and Plan of Reorganization also provides for the subsequent liquidation of the Fund.	☐	☐	☐
To transact such other business as may properly come before the Special Meeting or any adjournment or postponements thereof.

BAR_17575